                                                                   EXHIBIT 99.1

                                 EXHIBIT 1


                                 AGREEMENT

     Pursuant to Rule 13-d1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of GENE LOGIC INC.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     EXECUTED this 17 day of February, 1998.

                              OXFORD BIOSCIENCE MANAGEMENT PARTNERS

                              By: /s/ ALAN G. WALTON
                                 ------------------------------------
                                 General Partner

                              OXFORD BIOSCIENCE PARTNERS L.P.

                              By: OBP Management L.P., its general partner

                              By: /s/ ALAN G. WALTON
                                 ------------------------------------
                                 General Partner

                              OXFORD BIOSCIENCE PARTNERS (BERMUDA)
                              LIMITED PARTNERSHIP

                              By: OBP Management (Bermuda) L.P.,
                                  its general partner

                              By: /s/ ALAN G. WALTON
                                 ------------------------------------
                                 General Partner

                              OXFORD BIOSCIENCE PARTNERS (ADJUNCT) L.P.

                              By: OBP Management L.P., its general partner

                              By: /s/ ALAN G. WALTON
                                 ------------------------------------
                                 General Partner

                               Page 16 of 17 pages

                               OBP MANAGEMENT L.P.

                               By: /s/ ALAN G. WALTON
                                 ------------------------------------
                                 General Partner

                               OBP MANAGEMENT (BERMUDA) L.P.

                               By: /s/ ALAN G. WALTON
                                 ------------------------------------
                                 General Partner

                                 /s/ ALAN G. WALTON
                                 ------------------------------------
                                 Alan G. Walton

                                 /s/ CORNELIUS T. RYAN
                                 ------------------------------------
                                 Cornelius T. Ryan

                                 /s/ EDMUND M. OLIVIER
                                 ------------------------------------
                                 Edmund M. Olivier


                               Page 17 of 17 pages